THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993. AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Re: Restricted Stock Award
    Mr. James J. Wiley

Dear Jim:

     It gives me pleasure on behalf of the Board of Directors of Cardiovascular Laboratories, Inc. to inform you that the Board of Directors of Cardiovascular Laboratories, Inc. (the "Company") have granted you (the "Optionee") a Restricted Stock Award, (the "Option") on the 5th day of August, 1998 (the "Grant Date") to purchase shares of the Company's Common Stock. Your performance has helped strengthen the Company and this award represents the Company's recognition of this as well as your potential for making significant contributions in the years ahead. This Option provides you, as one of our key employees, with added incentive to pursue the profitable growth of the Company.

     The terms and conditions of your Option are as set forth below.

     1. Grant. The Company hereby grants to the Optionee an Option to purchase on the terms and conditions hereinafter set forth all or any part of any aggregate of 100,000 shares of the Company's Common Stock, without par value (the "Option Shares") at the purchase price of $0.10 per share (the "Option Price"). This Option is not intended to be an "Incentive stock option" within the meaning of section 422(b) of the Internal Revenue Code of 1986 (the "Code"). This Option is granted pursuant to and is subject to the terms and provisions of the Company's 1998 Stock Option Plan (Effective May 1, 1998) (the "Plan"). All questions of interpretation of the Plan and this Option shall be determined by the Board, which determinations shall be final, binding and conclusive.

     2. Term.

        (a) General Rule. The Option granted hereunder shall be exercisable in three cumulative annual installments, with each installment first exercisable on the exercise date in the chart below for the number of Option Shares set across from such exercise date, provided the Optionee then is a common law employee, retained contractor or director of the Company or one of its Affiliates (as defined in the Plan). Further, this Option may become sooner exercisable to the extent provided under subsection 2(b) below. The Option granted hereunder shall terminate in full at 5:00 P.M. Philadelphia, Pennsylvania time on December 31, 2009, unless sooner terminated under subsection 2(d) or (e) below. Any installment may be exercised in whole or in part, except that this Option may in no event be exercised with respect to fractional shares.

          Exercise Date                                   Option Shares
          -------------                                   -------------
Date of Grant                                                50,000

One Year Following Date of Grant                             25,000

Two Years Following Date of Grant                            25,000

        (b) Special Rule for Death, Disability or Retirement. If the Optionee's employment terminates due to death, disability, or retirement (as defined below) prior to the date this Option is 100% exercisable, the installment which would become exercisable on the next following exercise date shall become exercisable. The Optionee's employment will be deemed to terminate due to "retirement" if, on the Optionee's termination date, the Optionee is at least age 65 or the sum of the Optionee's age and completed years of employment with the Company or its subsidiaries (including employment with an entity acquired by the Company or a subsidiary) measured from the Optionee's date of hire is at least 75. Except to the limited extent provided in the preceding sentence, the portion of an Option which is exercisable shall be fixed on the Optionee's employment termination date.

        (c) Forfeiture. This Option shall terminate immediately upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has engaged in any sort of disloyalty to the Company or any of its Affiliates, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of the Optionee's employment or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee, upon a determination by the Committee, shall automatically forfeit all Option Shares upon the Company's refund of the Option Price. Further, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture. This Option shall also terminate if, for any reason, the Participant ceases to be in the employ of the Company or its Affiliates or ceases to be retained as a consultant for a period of one-year from the date upon when this Option becomes first exercisable. In such event, in addition to termination of the Option, if the Participant has acquired Option Shares during a period of less than one-year from the date upon when each Option installment set forth in Section 2(a) becomes first exercisable, the Participant shall automatically forfeit all such Option Shares upon the Company's refund of the Option Price.

     3. Method of Option Exercise.

        (a) Notice. When exercisable under Section 2, the Optionee may exercise this Option by a written notice of such exercise to the Company's Secretary pursuant to Section 8 and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased.

        (b) Medium of Payment. The Optionee shall pay for the Option Shares
(i) in cash, (ii) by certified check payable to the order of the Company,
(iii) in shares of the Company's Common Stock which the Optionee held for at least six months as of the exercise date, (iv) by a combination of the foregoing, (v) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Option Shares or of a loan from the broker to the Optionee necessary to pay the aggregate exercise price payable for the purchased Option Shares plus all applicable federal, state and local taxes required to be withheld by the Company by reason of such exercise or
(vi) by such other mode of payment as the Committee may approve. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the Optionee's name representing shares of the Company's Common Stock owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the Optionee. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of shares of the Company's Common Stock to exercise an Option as it deems appropriate.

        (c) Securities Laws. Each notice of exercise shall (unless the Option Shares are covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
(ii) the Optionee has been advised and understands that (A) the Option Shares may not be registered under the Act and may be "restricted securities" within the meaning of Rule 144 under the Act and may be subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Actor to take an action which would make available to the Optionee any exemption from such registration, and (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the foregoing, should the Company be advised by counsel that issuance of Option Shares should be delayed pending (iv) registration under federal or state securities laws or (v) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of this Option until either such event in (iv) or (v) has occurred.

        (d) Transfer to Comply with the securities Act of 1933. This Option may not be exercised and neither this Option nor any of the Option Shares, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws and the terms and conditions hereof. Each Option shall bear a legend in substantially the same form as the legend set forth on the first page of this Option. Each certificate for Option Shares issued upon exercise of this Option, unless at the time of exercise such Option Shares are acquired pursuant to a registration statement that has been declared effective under the Act, shall bear a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER

TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     Any certificate for any Option Shares issued at any time in exchange or substitution for any certificate for any Option Shares bearing such legend (except a new certificate for any Option Shares issued after the acquisition of such Option Shares pursuant to a registration statement that has been declared effective under the Act) shall also bear such legend unless, in the opinion of legal counsel for the Company, the Option Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this
Section 3(d) shall be binding upon all subsequent holders of certificates for Option Shares bearing the above legend and all subsequent holders of this Option, if any.

        (e) Brokerage Account. Each notice of exercise may instruct the Company, in such form as the Board shall prescribe, to deliver Option Shares upon Option exercise to any registered broker or dealer which the Company approves in lieu of delivery to the Optionee.

     4. Transfers. During the Optionee's lifetime, the Optionee may transfer this Option to a spouse or a lineal ascendant or descendant or a trust for the benefit of such a person or persons or a partnership in which such persons are the only partners, provided the Optionee receives no consideration for any such transfer. At the Optionee's death, the Optionee may transfer this Option by will or by the laws of descent and distribution. If a transfer occurs under this Section, the transferred Option shall remain subject to all Plan provisions. A transferee shall be required to furnish proof satisfactory to the Committee of the transfer to the transferee by gift or by will or laws of descent and distribution.

     5. Adjustments on Changes in Common Stock. The number of shares issuable on the exercise of this Option and the Option Price per Option Share shall be subject to adjustment as provided in the Plan.

     6. Amendment. The Board shall have the right to amend this Option subject to the Optionee's consent.

     7. Withholding of Taxes.

        (a) General Rule. The Company may deduct from salary, fees or other amounts payable to the Optionee any amount necessary to satisfy any federal, state and/or local withholding tax requirements unless the Optionee pays over to the Company an amount sufficient to satisfy such liability.

        (b) Payment in Shares. The Optionee may elect that the Company satisfy any applicable minimum withholding tax requirement by retaining a Option Shares the Company would otherwise transfer to the Optionee upon exercise of the Option which have a fair market value equal to such withholding requirement. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of Option Shares to satisfy withholding tax requirements as it deems appropriate.

     8. Notices. Any notice to be given to the Company shall be addressed to the Secretary of the Company at its principal executive office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address then appearing for the Optionee on the Company's records, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

     9. Employment. Nothing contained in this Option shall affect the right of the Company or any Affiliate at any time for any reason whatsoever to terminate the Optionee's employment of terminate or reduce the Optionee's responsibilities, duties or authority to represent the Company or any Affiliate.

     10. Counterparts. this Option may be executed in counterparts and when so executed shall be effective as of the Grant Date.

     Please indicate your acceptance of this Option by signing below, where indicated, and then returning it to the Company's Secretary.

                                             CARDIOVASCULAR LABORATORIES, INC.

                                             By:
                                                 ------------------------------

                                             By: /s/ Timothy W. Cunningham
                                                 ------------------------------

                                             OPTIONEE: /s/ James J. Wiley
                                                       ------------------------
                                                           (Signature)


                                             James J. Wiley
                                             ----------------------------------
                                                           (Name)

                                             522 Enfield Rd.
                                             ----------------------------------
                                                          (Address)

                                             Oreland      PA           19075
                                             ----------------------------------
                                             (City)     (State)      (Zip Code)